Chautauqua Global Growth Fund
Schedule of Investments, September 30, 2021 (Unaudited)
				% of
		Shares	Value	Net Assets
Common Stocks

Apparel Retail
TJX Companies, Inc. (United States)		118,457	$7,815,793	2.8%
Application Software
Atlassian Corp. PLC (United States) (1)		17,526	6,860,027	2.4%
Temenos Group AG (Switzerland) (2)		39,669	5,382,551	1.9%
			12,242,578	4.3%
Asset Management & Custody Banks
Julius Baer Group Ltd. (Switzerland) (2)		40,834	2,712,999	1.0%
Automobiles
Suzuki Motor Corp. (Japan) (2)		96,620	4,316,890	1.5%
Biotechnology
BeiGene Ltd. - ADR (China) (1)		15,892	5,768,796	2.0%
Genmab A/S (Denmark) (1)(2)		23,938	10,459,037	3.7%
Incyte Corp. (United States) (1)		84,891	5,838,803	2.0%
Regeneron Pharmaceuticals, Inc. (United States) (1)		9,184	5,557,973	2.0%
			27,624,609	9.7%
Capital Markets
Hong Kong Exchanges & Clearing Ltd. (Hong Kong) (2)		43,712	2,686,125	0.9%
Data Processing & Outsourced Services
MasterCard, Inc. - Class A (United States)		28,684	9,972,853	3.5%
Diversified Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia) (2)		24,403,853	6,504,768	2.3%
DBS Group Holdings Ltd. (Singapore) (2)		401,533	8,897,418	3.1%
			15,402,186	5.4%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan) (2)		133,503	8,160,485	2.9%
Electronic Equipment & Instruments
Keyence Corp. (Japan) (2)		8,810	5,258,435	1.8%
Universal Display Corp. (United States)		19,996	3,418,516	1.2%
			8,676,951	3.0%
Environmental & Facilities Services
Waste Connections, Inc. (United States)		59,055	7,436,796	2.6%
Equity Real Estate Investment Trusts (REITs)
Alexandria Real Estate Equities, Inc. (United States)		17,205	3,287,359	1.2%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China) (2)		1,933,405	5,066,613	1.8%
Industrial Machinery
FANUC Corp. (Japan) (2)		26,966	5,912,617	2.1%
Information Technology
Constellation Software, Inc. (Canada)		6,743	11,046,787	3.9%
Interactive Media & Services
Alphabet, Inc. - Class A (United States) (1)		3,981	10,643,283	3.8%
Internet & Direct Marketing Retail
Prosus NV (China) (2)		70,038	5,605,896	2.0%
Internet Retail
Alibaba Group Holding Ltd. - ADR (China) (1)		29,395	4,351,930	1.5%
Amazon.com, Inc. (United States) (1)		2,384	7,831,536	2.8%
			12,183,466	4.3%
IT Services
Adyen NV (Netherlands) (1)(2)		2,734	7,642,498	2.7%
EPAM Systems, Inc. (United States) (1)		8,978	5,121,769	1.8%
Tata Consultancy Services Ltd. (India) (2)		198,846	10,077,170	3.6%
			22,841,437	8.1%
Life Sciences Tools & Services
Illumina, Inc. (United States) (1)		10,259	4,161,153	1.5%
Wuxi Biologics Cayman, Inc. (China) (1)(2)		525,591	8,525,242	3.0%
			12,686,395	4.5%
Multi-Line Insurance
Fairfax Financial Holdings Ltd. (Canada)		20,230	8,166,589	2.9%
Other Diversified Financial Services
Charles Schwab Corp. (United States)		128,631	9,369,482	3.3%
Pharmaceuticals
Bristol-Myers Squibb Company (United States)		28,946	1,712,735	0.6%
Novo Nordisk A/S - ADR (Denmark)		92,966	8,925,665	3.2%
			10,638,400	3.8%
Regional Banks
HDFC Bank Ltd. - ADR (India)		102,127	7,464,462	2.6%
SVB Financial Group (United States) (1)		13,912	8,999,395	3.2%
			16,463,857	5.8%
Renewable Electricity
Brookfield Renewable Corp. (United States)		135,313	5,251,498	1.8%
Semiconductor Equipment
ASML Holding NV (Netherlands)		10,867	8,097,110	2.9%
Semiconductors
AMS AG (Austria) (2)		102,196	1,853,677	0.6%
Nvidia Corp. (United States)		31,038	6,429,832	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)		65,061	7,264,060	2.6%
			15,547,569	5.5%
Semiconductors & Semiconductor Equipment
SolarEdge Technologies, Inc. (United States) (1)		11,100	2,943,942	1.0%
Software
Alteryx, Inc. (United States) (1)		17,641	1,289,557	0.4%
Total Common Stocks			274,090,122	96.7%
(Cost $218,579,327)

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 0.03% (3)		7,551,573	7,551,573	2.7%
Total Short-Term Investment			7,551,573	2.7%
(Cost $7,551,573)
Total Investments			281,641,695	99.4%
(Cost $226,130,900)
Other Assets in Excess of Liabilities			1,652,893	0.6%
TOTAL NET ASSETS			$283,294,588	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 Security.
(3)	Seven-Day Yield.
ADR	- American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Country Allocation
Country	Percentage
Austria	0.7%
Canada	6.8%
China	10.4%
Denmark	6.9%
India	6.2%
Indonesia	2.3%
Japan	8.4%
Netherlands	5.6%
Singapore	3.1%
Switzerland	2.9%
Taiwan	2.6%
Hong Kong	0.9%
United States	40.4%
Cash	2.8%

Chautauqua Global Growth Fund
Summary of Fair Value Exposure at September 30, 2021 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability. These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 - Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2021:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$175,027,701	$99,062,421	$–	$274,090,122
Total Equity	175,027,701	99,062,421	–	274,090,122
Short-Term Investment
Money Market Mutual Fund	7,551,573	–	–	7,551,573
Total Short-Term Investment	7,551,573	–	–	7,551,573
Total Investments*	$182,579,274	$99,062,421	$–	$281,641,695

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.